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                                                                   EXHIBIT 10.12

                           Dated: September    , 2003
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                                     WARRANT

               To Purchase 15,000 Shares of Voting Common Stock of

                             AVATECH SOLUTIONS, INC

     THIS IS TO CERTIFY THAT, for value received, KEY BANK AND TRUST or registered assigns ("Holder") is entitled to purchase from AVATECH SOLUTIONS, INC., a Delaware corporation ("Avatech") , at any time or from time to time after 9:00 a.m., Baltimore, Maryland time, on the date hereof and prior to 5:00 p.m., Baltimore, Maryland time, on the earlier of August 31, 2013 and the Business Day preceding the date of redemption of this Warrant (the Exercise Period"), at the place where the Warrant Agency is located, at the Exercise Price, the number of shares of Common Stock, par value $0.01 per share (the "Voting Common Stock") of Avatech shown above, all subject to adjustment and upon the terms and conditions hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

     This Warrant is one of one or more warrants (the "Warrants") of the same form and having the same terms as this Warrant, entitling the holders initially to purchase up to an aggregate of 15,000 shares of Voting Common Stock. The Warrants have been issued pursuant to the Loan and Security Agreement dated as
of September    , 2003 (as may be amended from time to time, the "Financing
             ---
Agreement") between Avatech Solutions Subsidiary, Inc., and Key Bank and Trust, as lender ("Key Bank"). Avatech Solutions Subsidiary is a subsidiary of Avatech and Avatech has guaranteed all of Avatech Solutions Subsidiary, Inc.'s obligations to Key Bank.

     Certain terms used in this Warrant are defined in Article VI.

                                    ARTICLE I

                              EXERCISE OF WARRANTS

     SECTION 1.1 METHOD OF EXERCISE.

     To exercise this Warrant in whole on in part, the Holder shall deliver on any Business Day to Avatech, at the Warrant Agency, (a) this Warrant, (b) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Voting Common Stock to be purchased (which shall be a whole number of shares if for less than all the shares then issuable hereunder), the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, either (a) by cash, certified

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or bank cashier's check or wire transfer in an amount equal to the product of
(i) the Exercise Price times (ii) the number of Warrant Shares as to which this Warrant is being exercised or (b) by receiving from Avatech the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being exercised minus (ii) the number of Warrant Shares having a value, based on the Closing Price on the trading day immediately prior to the date of such exercise, equal to the product of (x) the Exercise Price times (y) the number of Warrant Shares as to which this Warrant is being exercised.

     Avatech shall, as promptly as practicable and in any event within seven days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Voting Common Stock specified in said notice together with cash in lieu of any fractions of a share as provided in Section 1.3. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice and payment is received by Avatech. If this Warrant shall have been exercised only in part, Avatech shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Voting Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. Avatech shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of Avatech for payment.

     SECTION 1.2. SHARES TO BE FULLY PAID AND NONASSESSABLE.

     All shares of Voting Common Stock issued upon the exercise of this Warrant and all shares of Voting Common Stock issued upon the conversion of such voting Common Stock shall be validly issued, fully paid and nonassessable and, if such class of Common Stock is then listed on any national securities exchange (as defined in the Exchange Act) or quoted on NASDAQ, shall be duly listed or quoted thereon, as the case may be.

     SECTION 1.3. NO FRACTIONAL SHARES REQUIRED TO BE ISSUED.

     Avatech shall not be required to issue fractions of shares of Voting Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon final exercise of this Warrant, in lieu of such fractional share Avatech shall pay to the Holder, in cash, an amount equal to the same fraction of the Fair Market Value of Avatech per share of outstanding Common Stock on the Business Day immediately prior to the date of such exercise.

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     SECTION 1.4. RESERVATION.

     Avatech has duly reserved and will keep available for issuance upon exercise of the Warrants the total number of Warrant Shares deliverable from time to time upon exercise of all Warrants from time to time outstanding and the total number of shares of Voting Common Stock deliverable upon conversion of such Warrant Shares to Voting Common Stock. Avatech will not change the Voting Common Stock from par value $0.01 per share to any higher par value which exceeds the Exercise Price then in effect, and will reduce the par value of the Voting Common Stock upon any event described in Article IV that provides for an increase in the number of shares of Voting Common Stock subject to purchase upon exercise of this Warrant, in inverse proportion to and effective at the same time as such number of shares is increased, but only to the extent that such increase in the number of shares, together with all other such increases after the date hereof, causes the aggregate Exercise Price of all Warrants (without giving effect to any exercise or redemption thereof) to be greater than $1,000.

                                   ARTICLE II

                                 WARRANT AGENCY;
                 TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

     SECTION 2.1 WARRANT AGENCY.

     As long as any of the Warrants remain outstanding, Avatech shall perform the obligations of and be the warrant agency with respect to the Warrants (the "Warrant Agency") with an address at 11400 Cronridge Drive, Suite A, Owings Mills, Maryland 21117 or at such other address as Avatech shall specify by notice to all Warrantholders.

     SECTION 2.2. OWNERSHIP OF WARRANT.

     Avatech may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof notwithstanding any notations of ownership or writing hereon made by any person other than Avatech) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this
Article II.

     SECTION 2.3. TRANSFER OF WARRANT.

     Avatech agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, Avatech shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the

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denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

     SECTION 2.4. DIVISION OF COMBINATION OF WARRANTS.

     This Warrant may be divided or combined with other Warrants upon presentment hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.3 as to any transfer or assignment which may be involved in the division or combination, Avatech shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     SECTION 2.5. LOSS, THEFT, DESTRUCTION OF WARRANT CERTIFICATES.

     Upon receipt of evidence satisfactory to Avatech of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to Avatech (it being understood and agreed that if the holder of such Warrant is Key Bank, then a written agreement of indemnity given by Key Bank alone shall be satisfactory to Avatech and no further security shall be required) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, Avatech will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Voting Common Stock.

     SECTION 2.6. EXPENSES OF DELIVERY OF WARRANTS.

     Avatech shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.

                                   ARTICLE III

                                 CERTAIN RIGHTS

     SECTION 3.1. DETERMINATION OF FAIR MARKET VALUE.

     Each determination of Fair Market Value hereunder shall be made in good faith by Avatech. Upon each determination of Fair Market Value by Avatech hereunder, Avatech shall promptly give notice thereof to all Warrantholders, setting forth in reasonable detail the calculation of such Fair Market Value and the method and basis of determination thereof (the "Avatech Determination").

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                                   ARTICLE IV

                             ANTIDILUTION PROVISIONS

     SECTION 4.1. ADJUSTMENT GENERALLY.

     The Exercise Price and the number of shares of Voting Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this Article IV; PROVIDED that notwithstanding anything to the contrary contained herein, the Exercise Price shall not be less than the par value of the Voting Common Stock, as such par value is reduced from time to time in accordance with Section 1.4.

     SECTION 4.2. COMMON STOCK REORGANIZATION.

     If Avatech shall subdivide its outstanding shares of Common Stock (or any class thereof) into a greater number of shares or consolidate its outstanding shares of Common Stock (or any class thereof) into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Voting Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Voting Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

     SECTION 4.3. COMMON STOCK DISTRIBUTION.

     (a) If Avatech shall issue, sell or otherwise distribute any shares of Common Stock, other than pursuant to a Common Stock Reorganization (which is governed by Section 4.2 hereof) (any such event, including any event described in paragraphs (b) and (c) below, being herein called a "Common Stock Distribution"), for a consideration per share less than the Exercise Price then in effect or less than the Fair Market Value of Avatech per share of outstanding Common Stock on a Fully Diluted Basis on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution), then, effective upon such Common Stock Distribution, the Exercise Price shall be reduced, if such consideration per share shall be less than the Exercise Price then in effect but not less than such Fair Market Value per share, to the lower of the prices (calculated to the nearest one-thousandth of one cent) determined as provided in clauses (i) and (ii) below or, if

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such consideration per share shall be less than such Fair Market Value per share, to the lowest of the prices (calculated to the nearest one-thousandth of one cent) determined as provided in clauses (i) and (ii) below:

          (i) by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by the then existing Exercise Price, plus (2) the consideration, if any, received by Avatech upon such Common Stock Distribution by (B) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution; and

          (ii) by multiplying the Exercise Price in effect immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by such Fair Market Value per share on the date of such Common Stock Distribution, plus
     (B) the consideration, if any, received by Avatech upon such Common Stock Distribution, and the denominator of which shall be the product of (1) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution multiplied by (2) such Fair Market Value per share on the date of such Common Stock Distribution.

     If any Common Stock Distribution shall require an adjustment to the Exercise Price pursuant to the foregoing provisions of this paragraph (a), including by operation of paragraph (b) or (c) below, then, effective at the time such adjustment is made, the number of shares of Voting Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Voting Common Stock subject to purchase immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Common Stock Distribution and the denominator of which shall be the sum of the number of shares outstanding immediately before giving effect to such Common Stock Distribution (both calculated on a Fully Diluted Basis) plus the number of shares of Common Stock which the aggregate consideration received by Avatech with respect to such Common Stock Distribution would purchase at the Fair Market Value of Avatech per share of outstanding Common Stock on a Fully Diluted Basis on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution). In computing adjustments under this paragraph, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

     The provisions of this paragraph (a), including by operation of paragraph
(b) or (c) below, shall not operate to increase the Exercise Price or reduce the number of shares of Voting Common Stock subject to purchase upon exercise of this Warrant.

     (b) If Avatech shall issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the

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rights to convert or exchange any such Convertible Securities in respect of such
Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities in respect of such Options (determined by dividing (i) the aggregate amount, if any, received or receivable by Avatech as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to Avatech upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Exercise Price then in effect or less than the Fair
Market Value of Avatech per share of outstanding Common Stock on a Fully Diluted Basis on the date of granting such Options (before giving effect to such grant), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and Avatech shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

     (c) If Avatech shall issue, sell or otherwise distribute (including by assumption) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by Avatech as consideration for the issuance, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to Avatech upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price then in effect or less than the Fair Market Value of Avatech per share of outstanding Common Stock on a Fully Diluted Basis on the date of such issuance, sale or distribution (before giving effect to such issuance, sale or distribution) , then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and Avatech shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

     (d) If (i) the purchase price provided for in any Option referred to in paragraph (b) above or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph
(b) or (c) above or the rate at which any Convertible Securities referred to in paragraph (b) or (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against

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dilution upon an event which results in a related adjustment pursuant to this
Article IV), or (ii) any of such Options or Convertible Securities shall have terminated, lapsed or expired, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (d)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph (d)).

     (e) If Avatech shall pay a dividend or make any other distribution upon any capital stock of Avatech payable in Common Stock, Options or Convertible Securities, then, for purposes of paragraph (a) above, such Common Stock, Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

     (f) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by Avatech therefor, after deduction therefrom of any expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by Avatech shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which Avatech is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of Avatech, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

     SECTION 4.4. SPECIAL DIVIDENDS.

     If Avatech shall issue or distribute to any holder or holders of shares of Common Stock evidences of indebtedness, any other securities of Avatech or any cash, property or other assets (excluding a Common Stock Reorganization or a Common Stock Distribution), whether or not accompanied by a purchase, redemption or other acquisition of shares of Common Stock (any such nonexcluded event being herein called a "Special Dividend"), (a) the Exercise Price shall be decreased, effective immediately after the effective date of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Fair Market Value of Avatech per share of outstanding Common Stock as of such effective date less any cash and the then Fair Market Value of any evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be such Fair Market Value per share and (b) the number of shares of Voting Common Stock subject to purchase upon exercise of

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this Warrant shall be increased to a number determined by multiplying the number of shares of Voting Common Stock subject to purchase immediately before such Special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend. A reclassification of Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by Avatech to the holders of such Common stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, a Common Stock Reorganization.

     SECTION 4.5. CAPITAL REORGANIZATIONS.

     If there shall be (i) any consolidation or merger to which Avatech is a party, other than a consolidation or a merger of which Avatech is the continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or (ii) any sale or conveyance of the property of Avatech as an entirety or substantially as an entirety, or (iii) any recapitalization of Avatech (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall no longer have the right to purchase Voting Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, Avatech or the successor or surviving corporation, as the case may be, shall (a) execute and deliver to each Warrantholder and to the Warrant Agency an agreement as to the Warrantholders' rights in accordance with this
Section 4.5, providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article IV and (b) provide each Regulated Holder with an opinion of counsel reasonably satisfactory to such Regulated Holder and such other assurances as any Regulated Holder may reasonably request to the effect that the ownership and exercise by any Regulated Holder of this Warrant after giving effect to such Capital Reorganization shall not be prohibited by the BHC Act or the regulations thereunder. The provisions of this Section 4.5 shall similarly apply to successive Capital Reorganizations.

     SECTION 4.6. ADJUSTMENT RULES.

     Any adjustments pursuant to this Article IV shall be made successively whenever an event referred to herein shall occur, except that, notwithstanding any other provision of this Article IV, no adjustment shall be made to the number of shares of Voting Common Stock to be delivered to each Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amounts to 1% or more of the number of shares to be so delivered. No adjustment shall be made pursuant to this Article IV in respect of (x) the issuance of

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stock options or Common Stock to employees of Avatech pursuant to employee stock ownership plans or otherwise, or the exercise of any such options, PROVIDED that the aggregate amount of all such Common Stock and Common Stock for which such options are exercisable does not exceed 15% of the Common Stock on a Fully Diluted Basis on the date hereof and (y) the issuance from time to time of shares of Common Stock upon the exercise of any of the Warrants. If Avatech shall take a record of the holders of its Common Stock for any purpose referred to in this Article IV, then (i) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (ii) if Avatech shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this Article IV in respect of such action.

     SECTION 4.7. PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT

     As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article IV, Avatech shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that (a) Avatech may thereafter validly and legally issue as fully paid and nonassessable all shares of Voting Common Stock which the holders of Warrants are entitled to receive upon exercise thereof and (b) the ownership and exercise of any Warrant by any Regulated Holder shall not be prohibited by any Regulatory Requirement.

     SECTION 4.8. NOTICE OF ADJUSTMENT.

     Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV, Avatech shall give notice to each Warrantholder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, Avatech shall give notice to each Warrantholder of such adjustment and computation promptly after such adjustment becomes determinable.

                                    ARTICLE V

                PURCHASE, REDEMPTION AND CANCELLATION OF WARRANTS

     SECTION 5.1. PURCHASE OF WARRANTS BY AVATECH.

     Avatech shall have the right or obligation to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as set forth below.

     SECTION 5.2. MANDATORY REDEMPTION OF WARRANTS.

     The Holder may at any time after the earlier to occur of (a) the repayment in full of all principal of and premium and interest on the Note (as defined in the Financing Agreement) and the termination of the Commitment to make advances under the Financing Agreement, (b) the date on which Avatech shall have delivered a Refinancing Notice to the Holder (any such redemption

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pursuant to this clause (b) (a "Refinancing Redemption"), or (c) the third (3rd)
anniversary of the date hereof, demand a determination of the Redemption Price
(a "Determination Notice") for purposes of this Section 5.2. Within 30 days (or, in the case of a Refinancing Redemption, 5 days) after the receipt of any Determination Notice from the Holder, Avatech shall give to the Holder notice of the Redemption Price, including a reasonably detailed description of the method of calculation thereof, determined as of the day preceding such notice of the Redemption Price. At any time within 30 days (or, in the case of a Refinancing Redemption, 15 days) after receipt of notice of the Redemption Price the Holder may demand redemption of this Warrant, in whole or in part, at the Redemption Price by notice to Avatech, payable on the third Business Day after receipt of notice of such demand (or, in the case of a Refinancing Redemption, on the closing date of such refinancing) (any such date, the "Redemption Due Date") in immediately available funds to the Holder upon surrender of this Warrant at the Warrant Agency or, if requested by the Holder, without surrender of this Warrant, by wire transfer to any account in Baltimore, Maryland, specified by written notice to Avatech. Thereupon, the right to purchase shares of Voting Common Stock theretofore represented by this Warrant as to which the Holder has demanded (and Avatech may effect) redemption shall terminate, and this Warrant shall represent the right of the Holder to receive the full Redemption Price from Avatech in accordance with this Section. The Holder's right to demand redemption of this Warrant pursuant to this Section 5.2 shall be referred to hereinafter as the Holder's "Mandatory Redemption Right".

     SECTION 5.3. OPTIONAL REDEMPTION.

     At any time and from time to time after the later to occur of (a) the fourth (4th) anniversary of the Closing Date (as defined in the Financing Agreement) and (b) the date on which all amounts outstanding under the Financing Agreement have been paid in full and the Commitments thereunder have been terminated, Avatech shall have the right to redeem up to one-hundred percent (100%) of the outstanding Warrants at the Optional Redemption Price, determined as of the day preceding the notice of redemption. Irrevocable notice of such right of redemption shall be given by Avatech to all Warrantholders not more than 30 days nor less than 15 days prior to the date scheduled for redemption, stating the date and price, including a reasonably detailed description of the method of calculation thereof, of redemption. Warrantholders may exercise Warrants until 5:00 p.m., Baltimore, Maryland time, on the Business Day preceding the date of redemption set forth in a valid notice of redemption, at which time the right to purchase shares of Voting Common Stock theretofore represented by this Warrant shall terminate, and this Warrant shall represent the right of the Holder to receive the Optional Redemption Price from Avatech in immediately available funds upon surrender of this Warrant at the Warrant Agency.

     SECTION 5.4. CANCELLATION OF WARRANTS.

     All Warrants purchased, redeemed or otherwise acquired by Avatech shall thereupon be canceled and retired. The Warrant Agency shall cancel any Warrant surrendered for exercise or registration of' transfer or exchange and deliver such canceled Warrants to Avatech.

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

     SECTION 5.5. NOTICE OF REFINANCING.

     Avatech shall give notice to each of the Warrantholders of any intent by Avatech Subsidiary Solutions, Inc. to refinance in their entirety the Note (as defined in the Financing Agreement) not less than 60 days prior to the proposed closing date of such refinancing, setting forth such proposed closing date and notifying each Warrantholder of its rights under Section 5.2 (such notice, the "Refinancing Notice").

                                   ARTICLE VI

                                   DEFINITIONS

     The following terms, as used in this Warrant, have the following meanings:

     "Avatech" has the meaning set forth in the first paragraph of this Warrant.

     "Avatech Determination" has the meaning set forth in Section 3.2.

     "BHC Act" means the Bank Holding Company Act of 1956, as amended.

     "Business Day" means any day excluding Saturday, Sunday and any day on which banking institutions located in Baltimore, Maryland or New York City are authorized by law or other governmental action to be closed, unless there shall have been an offering of Common Stock registered under the Securities Act, in which case "Business Day" means (a) if Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if Common Stock is not so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

     "Capital Reorganization" has the meaning set forth in Section 4.5.

     "Closing Price" on any day means (a) if Common Stock is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case on the principal national securities exchange on which Common Stock is listed or admitted to trading, or (b) if Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by Avatech for such purpose.

     "Common Stock" means the Voting Common Stock.

     "Common Stock Distribution" has the meaning set forth in Section 4.3(a).

     "Common Stock Reorganization" has the meaning set forth in Section 4.2.

     "Consolidated Total Debt" means all liabilities of Avatech and its wholly owned subsidiaries determined on a consolidated basis and in accordance with generally accepted accounting principles.

     "Convertible Securities" has the meaning set forth in Section 4.3(b).

     "Determination Notice" has the meaning set forth in Section 5.2.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the small shall be in effect at the time.

     "Exercise Period" has the meaning specified in the first paragraph.

     "Exercise Price" means $.01 per share of the Voting Common Stock, subject to adjustment pursuant to Article IV.

     "Financing Agreement" has the meaning set forth in the second paragraph of this Warrant.

     "Fair Market Value" as at any date of determination means the fair market value of the business or property or services in question as of such date, as determined in good faith by the Board of Directors of Avatech. The Fair Market Value of Avatech as at any date of determination shall be the greatest of (i) the Fair Market Value at such date of Avatech and its Subsidiaries as a going concern, (ii) the liquidation value at such date of Avatech and its Subsidiaries, and (iii) the consolidated net worth of Avatech and its Subsidiaries as shown on its latest available consolidated balance sheet. Notwithstanding the foregoing, if, at any date of determination of the Fair Market Value of Avatech, the Common Stock shall then be publicly traded, the Fair Market Value of Avatech on such date shall be the greater of (a) the amount determined in accordance with the immediately preceding sentence and (b) the Market Price on such date multiplied by the number of shares of Common Stock then outstanding. Determination of the Fair Market Value of Avatech per share of Common Stock shall be made without giving effect to any discount for (i) minority interest or (ii) any lack of liquidity of the Common Stock due to the fact that there may be no public market for the Common Stock.

     "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis determined in accordance with generally accepted accounting principles as in effect from time to time.

     "Holder" has the meaning set forth in the first paragraph of this Warrant.

     "Mandatory Redemption Right" has the meaning set forth in Section 5.2.

     "Market Price" as at any date of determination means the average of the daily Closing Prices of a share of Common Stock for the shorter of (i) the 20 consecutive Business Days ending on the most recent Business Day prior to the Time of Determination and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution, grant or exercise in question through such most recent Business Day prior to the Time of Determination. "Time of Determination" means the time and date of the earliest of (x) the determination of the stockholders entitled to receive such issuance. sale, distribution or grant, (y) the determination of the Holders or Avatech to exercise their respective rights set forth in Sections 5.2 or 5.3 hereof and (z) the commencement of "ex-dividend" trading in respect thereof.

     "NASD" means The National Association of Securities Dealers, Inc.

     "NASDAQ" means The National Association of Securities Dealers, Inc Automated Quotation System.

     "Optional Redemption Price" means, as of any date of determination, a price for each share of Voting Common Stock issuable upon exercise of the Warrants equal to 110% of the Redemption Price, determined as of such date.

     "Options" has the meaning set forth in Section 4.3(b).

     "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

     "Redemption Due Date" has the meaning set forth in Section 5.2 hereof.

     "Redemption Price" means, as of any date of determination, a price for each share of voting Common Stock issuable upon exercise of the Warrants equal to the excess of (a) (i) the Fair Market Value of Avatech plus the aggregate Exercise Price of all Warrants either being redeemed or then outstanding and not being redeemed divided by (ii) the number of shares of Common Stock outstanding on a Fully Diluted Basis over (b) the Exercise Price then in effect.

     "Refinancing Notice" has the meaning set forth in Section 5.5 hereof.

     "Regulated Holder" means the Holder or a holder of Warrant Shares, if such Holder or holder of Warrant Shares is effectively restricted or prohibited from holding, exercising or transferring, in whole or in part, this Warrant or Warrant Shares by reason of any Regulatory Requirement, including without limitation if such Holder or holder of Warrant Shares is a bank holding company within the meaning of the BHC Act or a subsidiary thereof subject to Regulation y under the BHC Act.

     "Regulatory Requirement" means any existing or future Federal or state statute, rule, regulation, guideline, order, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) , including without limitation, the BHC Act and the regulations thereunder.

     "Securities Act" means the Securities Act of 1933, as amended, and rules and regulations of the Securities and Exchange Commission thereunder.

     "Special Dividend" has the meaning set forth in Section 4.4.

     "Subsidiary" of any Person means any corporation, partnership, joint venture, association, limited liability company or other business entity of which more than 50% of the total voting power of shares of stock or other interests therein entitled to vote in the election of members of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of Avatech and "Subsidiaries" means all Subsidiaries of Avatech.

     "Voting Common Stock" has the meaning set forth in the first paragraph of this Warrant, subject to change pursuant to Article IV.

     "Warrant Agency" has the meaning set forth in Section 2.1.

     "Warrant Shares" means the shares of Voting Common Stock issuable upon the exercise of the Warrants.

     "Warrantholder" means a holder of a Warrant.

     "Warrants" has the meaning set forth in the second paragraph of this Warrant.

     All references herein to "days" shall mean calendar days unless otherwise specified.

                                   ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.1. NOTICES.

     Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex, facsimile transmission or confirmed electronic mail (i.e., confirmed that it has been received and opened) and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Warrant Agency that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

     SECTION 7.2. WAIVERS; AMENDMENTS.

     No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any" abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on Avatech in any case shall entitle Avatech to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified, or waived with (and only with) the written consent of Avatech and the Warrantholders. The provisions of the Financing Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

     Any such amendment, modifications or waiver effected pursuant to and in accordance with the provisions of this Section or the applicable provisions of the Financing Agreement shall be binding upon the holders of all Warrants and Warrant Shares, upon each future holder thereof and upon Avatech. In the event of any such amendment, modifications or waiver Avatech shall give prompt notice thereof to all holders of Warrants and Warrant shares and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

     SECTION 7.3. GOVERNING LAW.

     THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

     SECTION 7.4. TRANSFER; COVENANTS TO BIND SUCCESSOR AND ASSIGNS.

     All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of Avatech or the Holder shall bind its successors and assigns, whether so expressed or not. This Warrant shall be transferable and assignable by the Holder hereof in whole or from time to time in part of any other Person and the provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns.

     SECTION 7.5. SEVERABILITY.

     In case anyone or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any" respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7.6. SECTION HEADINGS.

     The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

     SECTION 7.7. TAX BASIS.

     Avatech and the Holder agree that the Loan (as defined in the Financing Agreement) and the Warrants issued in accordance with this Warrant constitute an "investment unit" for the purposes of Section 1273(c)(2)(A) of the Internal Revenue Code ("Code"). In accordance with Sections 1273(c)(2)(A) and 1273(b)(2) of the Code, the issue price of the investment unit is the face principal amount of the Loan. Allocating that issue price among the Loan and Warrants in proportion to their fair market value, as required by Section 1273(c)(2)(B) of the Code and Treasury Regulation 1.1273-2(h)(1), results in the Warrant having an issue price of zero and the Loan having a principal amount of $2,000,000.00. Accordingly, Avatech believes that the original issue discount that will accrue on the Warrant is zero.

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                                       17

     IN WITNESS WHEREOF, Avatech has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                               AVATECH SOLUTIONS, INC


                                               By:                        (SEAL)
                                                   -----------------------

[Corporate Seal]

ATTEST:


----------------------------

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